Exhibit 10.7

AMENDMENT TO THE
SHARE EXCHANGE AGREEMENT

This Amendment to the SHARE EXCHANGE AGREEMENT (the “Agreement”), dated August 31, 2007 by and among OJSE SMOLENERGY, a corporation formed under the laws of the Russian Federation (the “Company”), VICTOR EKIMOV, a citizen of the Russian Federation (“Mr. Ekimov”) and RUSSOIL CORPORATION, a Nevada corporation (“Russoil”), filing reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the stockholders of the Company signatory hereto (the “Stockholders”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”

BACKGROUND

WHEREAS, the above Parties entered into the Share Exchange Agreement dated as of August 31, 2007.

WHEREAS, the Agreement misidentified the Gorstovoe Holder, as being Mr. Ekimov, while, in fact, it is the Closed Joint Stock Company Zao Ariust;

WHEREAS, the Parties desire to amend certain of the terms of the Agreement.

Now, therefore, the Share Exchange Agreement is amended as follows:

A.	The preamble to the Share Exchange Agreement is amended to read as follow:

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (the “Agreement”), dated as of August 31, 2007, is by and among OJSE SMOLENERGY, a corporation formed under the laws of the Russian Federation (the “Company”), VIKTOR EKIMOV, a citizen of the Russian Federation (“V. Ekimov”), the Closed Joint Stock Company ZAO ARIUST (“Ariust”) and RUSSOIL CORPORATION, a Nevada corporation (“Russoil”), filing reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the stockholders of the Company signatory hereto (the “Stockholders”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties”.

B.	Ariust shall become a party to the Agreement.

C.	The 110,000,000 shares of the Company’s common stock (the “Shares”) delivered to Mr. Ekimov in his name, should have been delivered in the name of Ariust.

D.	The Parties agree to use their best efforts to transfer the Shares to Ariust or cause the Shares to be cancelled and redelivered to Ariust in the name of Ariust.

E.	This Amendment shall become effective as of the last date stated below.

F.	This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns.

G.
On and after the date, execution and delivery hereof, (i) this Amendment shall be part of the Agreement; (ii) each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to the Agreement as amended or modified hereby.

F.
Counterparts; Facsimile Execution. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

G.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Nevada are mandatorily applicable to the Transactions.

RUSSOIL CORPORATION

By:	/s/ Evgeny Bagay
Name:	Evgeny Bagay
Title:	Chief Executive Officer
Dated December 12, 2007

OJSE SMOLENERGY

By:	/s/ Evgeny Bagay
Name:	Evgeny Bagay
Title:	Deputy of the General Director
Dated: December 12, 2007

THE STOCKHOLDERS:

/s/ Elias Kamennoy
Elias Kamennoy
Number of shares the Company
owned: 500
Dated: December 12, 2007

/s/ Evgeny Bagay
Evgeny Bagay
Number of shares the Company
owned: 2,500
Dated: December 12, 2007

/s/ Evgeny Fedosov
Evgeny Fedosov
Number of shares the Company
owned: 7,000
Dated: December 12, 2007

/s/ Viktor Ekimov
Viktor Ekimov
Dated: December 12, 2007

CLOSED JOINT STOCK COMPANY
ZAO ARIUST

By:	/s/ Viktor Ekimov
Viktor Ekimov
Title:
Dated: December 12, 2007